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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 25, 2003
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                              AVONDALE INCORPORATED
                              ---------------------
             (Exact name of registrant as specified in its charter)


      Georgia                      33-68412                   58-0477150
      -------                      --------                   ----------
  (State or other                (Commission                 (IRS Employer
   jurisdiction                  File Number)            Identification Number)
 of incorporation)


    506 South Broad Street, Monroe, Georgia                          30655
    ---------------------------------------                          -----
    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (770) 267-2226
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

         Avondale Mills, Inc. ("Avondale Mills"), a wholly owned subsidiary of Avondale Incorporated, today priced at par a private offering of $150 million aggregate principal amount of its 10 1/4 % Senior Subordinated Notes due 2013. Avondale Mills expects to close the offering on June 30, 2003.

         Avondale Mills intends to use the net proceeds to redeem all of its outstanding 10.25% Senior Subordinated Notes due 2006 for an aggregate redemption price of $127.1 million plus accrued and unpaid interest, repay indebtedness outstanding under its existing revolving credit facility and for general corporate purposes. Avondale Mills intends to offer to exchange the unregistered notes for substantially identical registered senior subordinated notes following the completion of the offering.

         The unregistered notes are being offered to qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons pursuant to Regulation S under the Securities Act of 1933, as amended.

         The notes will not be registered under the Securities Act of 1933 or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and any applicable state securities laws.

         This announcement is neither an offer to sell nor the solicitation of an offer to buy any of these notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

         This Current Report on Form 8-K contains forward-looking statements concerning Avondale Mills' financing plans. The closing of the transactions discussed herein is subject to satisfaction of customary conditions.








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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AVONDALE INCORPORATED



Date:  June 25, 2003                  By:
                                          /s/  Jack R. Altherr, Jr.
                                         -------------------------------
                                         Jack R. Altherr, Jr.
                                         Vice Chairman and
                                         Chief Financial Officer